UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2005

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20511 Lake Forest Drive, Lake Forest, California		92630
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01. Regulation FD Disclosure.

At an investment conference on Wednesday, February 23, 2005, Company executives will provide investors with updates regarding current conditions in the hard drive industry and about its new product programs. Specifically, the Company expects to communicate the following:

• As expected, demand in the desktop hard drive market in the March quarter is consistent with typically softer seasonal trends, which include less linear shipment patterns than the December 2004 quarter.

• As previously indicated, the Company’s growing presence in both the PVR/DVR and notebook PC markets is helping to partially mitigate the quarter’s desktop seasonality.

• Pricing, OEM demand and sell-through in the distribution channel are all tracking to expectations thus far in the March quarter and reflect typical seasonality.

• Weeks of inventory in the distribution channel for the industry and for the Company are within the long-stated manageable range of 4 to 6 weeks.

• The Company’s new product programs aimed at new markets for WD -- the 2.5-inch WD Scorpio(TM) hard drives for notebook PCs and its 1-inch hard drive for consumer applications -- continue to progress well and generate high customer interest.

This Form 8-K contains forward-looking statements, including statements concerning: conditions in the hard drive industry, including the Company's expectations for hard drive demand in traditional and emerging markets and its expectations regarding pricing, OEM demand and sell-through in the distribution channel for the March quarter; the progress of the Company's expansion into the 2.5-inch and sub 2.5-inch hard drive markets; and the Company's expectations regarding channel inventory and the effects of seasonality in the March quarter. These forward-looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including: pricing trends and fluctuations in average selling prices (ASPs); actions by competitors; supply and demand conditions in the hard drive industry; changes in product and customer mix; uncertainties related to the development and introduction of products based on new technologies and successful expansion into new hard disk drive markets, including the 2.5-inch and sub 2.5-inch markets; difficulties in reducing yield losses from complex manufacturing processes; business conditions and growth in the desktop, 2.5-inch notebook, consumer electronics, handheld applications, SATA and enterprise markets; changes in availability and cost of specialized product components; and other risks and uncertainties listed in the Company's recent Form 10-Q filed with the SEC. The Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

February 23, 2005	By:	Raymond M. Bukaty

Name: Raymond M. Bukaty
Title: Senior Vice President, Administration, General Counsel and Secretary